UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 12, 2015

PBF LOGISTICS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sylvan Way, Second Floor

Parsippany, New Jersey 07054

(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500

(Registrant’s Telephone Number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Delaware City Products Pipeline and Truck Rack Acquisition

Contribution Agreement

On May 14, 2015, PBF Logistics LP (the “Partnership”), a consolidated subsidiary of PBF Energy Inc. (“PBF Energy”), closed the previously announced transactions contemplated by the Contribution Agreement dated as of May 5, 2015 between the Partnership and PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC contributed to the Partnership all of the issued and outstanding limited liability company interests of Delaware Pipeline Company LLC (“DPC”) and Delaware City Logistics Company LLC (“DCLC”), whose assets consist of a products pipeline, truck rack and related facilities located at PBF Energy’s Delaware City refinery (the “Delaware City Products Pipeline and Truck Rack Assets”) for total consideration payable to PBF LLC of $143.0 million, consisting of $112.5 million of cash and $30.5 million of Partnership common units, or 1,288,420 common units. The cash consideration was funded by the Partnership with $88.0 million in proceeds from the Partnership’s 6.875% Senior Notes due 2023, sale of approximately $0.7 million in marketable securities and $23.8 million in borrowings under the Partnership’s revolving credit facility. The Partnership borrowed an additional $0.7 million under its revolving credit facility to repay $0.7 million of its outstanding term loan in order to release the $0.7 million in marketable securities that had collateralized the Partnership’s term loan.

Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP (“PBF GP”), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. Following the closing, PBF Energy, through its consolidated subsidiaries, owns 2,572,944 common units and 15,886,553 subordinated units of the Partnership, collectively representing an approximately 53.9% limited partner interest in the Partnership based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in the Partnership, through its control and ownership of PBF GP, and all of the Partnership’s incentive distribution rights.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on May 5, 2015 and incorporated herein by reference.

In addition, in connection with the consummation of the transactions contemplated by the Contribution Agreement, the Partnership or certain of its affiliates and PBF LLC or certain of its affiliates, as applicable, entered into the following material definitive agreements:

Third Amended and Restated Omnibus Agreement

On May 15, 2015, the Partnership, PBF GP, PBF Holding Company LLC (“PBF Holding”), and PBF LLC entered into the Third Amended and Restated Omnibus Agreement (the “Third A&R Omnibus Agreement”) to amend and restate the Second Amended and Restated Omnibus Agreement dated as of December 12, 2014, by and among the same parties. The Third A&R Omnibus Agreement updates the reimbursements to be made by the Partnership to PBF LLC and from PBF LLC to the Partnership. The Third A&R Omnibus Agreement incorporates the Delaware City Products Pipeline and Truck Rack Assets into its provisions and increases the annual fee to be paid by the Partnership to PBF Energy from $4.7 million to $4.85 million. All fees to be paid pursuant to the Third A&R Omnibus Agreement are indexed for inflation.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Third A&R Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amended and Restated Operation and Management Services and Secondment Agreement

On May 15, 2015, PBF Holding, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC, DPC, DCLC, Toledo Terminaling Company LLC, Toledo Refining Company LLC, the Partnership and PBF GP entered into the Third Amended and Restated Operation and Management Services and Secondment Agreement (the “Third A&R Services Agreement”) to govern the provision of seconded employees to or from PBF Holding, the Partnership and its affiliates as applicable. The Third A&R Services Agreement also governs the use of certain facilities of the parties by the various entities and the services to be provided by the seconded employees to allow the Partnership to perform its obligations under its commercial agreements. The Third A&R Services Agreement incorporates the Delaware City Products Pipeline and Truck Rack Assets into its provisions and increases the annual fee to be paid by the Partnership from $4.4 million to $4.5 million. All fees to be paid pursuant to the Third A&R Services Agreement are indexed for inflation.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Third A&R Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Pipeline and Terminaling Services Agreements

On May 15, 2015, PBF Holding and DPC entered into an approximately ten-year pipeline services agreement (the “Delaware Pipeline Services Agreement”) under which the Partnership, through DPC, will provide pipeline services to PBF Holding. PBF Holding also entered into an approximately ten-year terminaling services agreement with DCLC (the “Delaware Truck Loading Services Agreement”) under which the Partnership, through DCLC, will provide terminaling services to PBF Holding. The Delaware Pipeline Services Agreement and Delaware Truck Loading Services Agreement (collectively, the “Delaware City Pipeline and Terminaling Agreements”) can be extended by PBF Holding for two additional five-year periods. Under the Delaware City Pipeline and Terminaling Agreements, the Partnership will provide PBF Holding with pipeline and terminaling services in return for throughput fees.

The minimum throughput commitment for the pipeline facility will be 50,000 barrels per day (“bpd”) for a fee equal to $0.5266 per barrel of product throughputted up to the minimum throughput commitment and in excess of the minimum throughput commitment. If PBF Holding does not throughput the aggregate amounts equal to the minimum throughput commitment described above, PBF Holding will be required to pay a shortfall payment equal to the shortfall volume multiplied by the fee of $0.5266 per barrel. The minimum throughput commitment for the truck rack will be approximately 30,000 bpd for refined clean products with a fee equal to approximately $0.462 per barrel and approximately 5,000 bpd for LPGs with a fee equal to approximately $2.52 per barrel of product loaded up to the minimum throughput commitment and for volumes in excess of the minimum throughput commitment.

The Partnership is required to maintain the Delaware City Products Pipeline and Truck Rack Assets in a condition and with a capacity sufficient to handle a volume of PBF Holding’s products at least equal to their current operating capacity as a whole subject to interruptions for routine repairs and maintenance and force majeure events. Failure to meet such obligations may result in a reduction of fees payable under the Delaware City Pipeline and Terminaling Agreements.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Delaware City Pipeline and Terminaling Agreements, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Closing of 6.875% Senior Notes Offering

On May 12, 2015, the Partnership entered into an Indenture (the “Indenture”) among the Partnership, PBF Logistics Finance Corporation, a Delaware corporation and wholly-owned subsidiary of the Partnership (“PBF Logistics Finance,” and together with the Partnership, the “Issuers”), the Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee, under which the Issuers issued $350.0 million in aggregate principal amount of 6.875% Senior Notes due 2023 (the “Notes”). The initial purchasers in the offering purchased $330.090 million aggregate principal amount of Notes pursuant to a private placement transaction conducted under Rule 144A and Regulation S of the Securities Act of 1933, as amended, and certain of PBF Energy’s officers and directors and their affiliates and family members purchased the remaining $19.910 million aggregate principal amount of Notes in a separate private placement transaction. The Issuers received net proceeds of approximately

$343.0 million from the offerings after deducting the initial purchasers’ discount and estimated offering expenses, and used such proceeds to pay $88.0 million of the cash consideration due in connection with Delaware City Products Pipeline and Truck Rack Acquisition and to repay $255.0 million of outstanding indebtedness under the Partnership’s revolving credit facility.

The Notes are guaranteed on a senior unsecured basis by Delaware City Terminaling Company LLC and Toledo Terminaling Company LLC (each, a “Guarantor”). DPC and DCLC will also become guarantors under the Indenture. In addition, PBF LLC has provided a limited guarantee of collection of the principal amount of the Notes, but is not otherwise subject to the covenants of the Indenture. The Notes are general senior unsecured obligations of the Issuers and are equal in right of payment with all of the Issuers’ existing and future senior indebtedness, including amounts outstanding under the Partnership’s revolving credit facility and term loan facility. The Notes will be senior to any future subordinated indebtedness the Issuers may incur. The Notes are effectively subordinated to all of the Issuers’ and the Guarantors’ existing and future secured debt, including the Partnership’s revolving credit facility and term loan facility, to the extent of the value of the assets securing that secured debt and will be structurally subordinated to all indebtedness of the Partnership’s subsidiaries that do not guarantee the Notes. The Partnership will pay interest on the Notes semi-annually in cash in arrears on May 15 and November 15 of each year, beginning on November 15, 2015. The Notes will mature on May 15, 2023.

The Indenture contains customary terms, events of default and covenants for an issuer of non-investment grade debt securities. These covenants include limitations on the Partnership’s and its restricted subsidiaries’ ability to, among other things: (i) make investments, (ii) incur additional indebtedness or issue preferred units, (iii) pay dividends or make distributions on units or redeem or repurchase our subordinated debt, (iv) create liens, (v) incur dividend or other payment restrictions affecting subsidiaries, (vi) sell assets, (vii) merge or consolidate with other entities and (viii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions.

At any time prior to May 15, 2018, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the Notes in an amount not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 106.875% of the principal amount of the Notes, plus any accrued and unpaid interest to the date of redemption. On or after May 15, 2018, the Issuers may redeem all or part of the Notes, in each case at the redemption prices described in the Indenture, together with any accrued and unpaid interest to the date of redemption. In addition, prior to May 15, 2018, the Issuers may redeem all or part of the Notes at a “make-whole” redemption price described in the Indenture, together with any accrued and unpaid interest to the date of redemption. If the Partnership undergoes certain change of control events, holders of the Notes will have the right to require the Issuers to purchase all or any part of the Notes at a price equal to 101% of the aggregate principal amount of the Notes, together with any accrued and unpaid interest to the date of purchase. In connection with certain asset dispositions, the Issuers will be required to use the net cash proceeds of the asset dispositions (subject to a right to reinvest such net cash proceeds) to make an offer to purchase the Notes at 100% of the principal amount, together with any accrued and unpaid interest to the date of purchase.

The Issuers may issue additional Notes from time to time pursuant to the Indenture.

Registration Rights Agreement

In connection with the sale of the Notes, the Issuers entered into a registration rights agreement, dated May 12, 2015 (the “Registration Rights Agreement”), with the initial purchasers. Under the Registration Rights Agreement, the Issuers agreed to register notes having substantially identical terms as the Notes with the U.S. Securities and Exchange Commission as part of an offer to exchange freely tradable exchange notes for the Notes. The Issuers will use their reasonable best efforts to have the exchange offer registration statement declared effective under the Securities Act within 365 days of May 12, 2015. Under certain circumstances, the Issuers will be required to file a shelf registration statement for the resale of the Notes and use reasonable best efforts to have the shelf registration statement declared effective within a specified time period. The Issuers will be obligated to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time period.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Indenture, the form of Notes and the Registration Rights Agreement, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The description in Item 1.01 above of the completion of the transactions set forth in the Contribution Agreement and the information set forth under Item 3.02 is incorporated in this item 2.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The description in Item 1.01 above of the issuance of common units by the Partnership, in connection with the consummation of the transactions contemplated by the Contribution Agreement, is incorporated in this Item 3.02 by reference. The 1,288,420 common units issued to PBF LLC were issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(2) thereof.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The Partnership will file the financial statements required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Partnership will file the pro forma financial information required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

4.1	Indenture dated May 12, 2015, among PBF Logistics LP, PBF Logistics Finance Corporation, the Guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of 6.875% Senior Note (included as Exhibit A in Exhibit 4.1).

4.3	Registration Rights Agreement dated May 12, 2015, among PBF Logistics LP, PBF Logistics Finance Corporation and the Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee.

10.1	Third Amended and Restated Omnibus Agreement dated as of May 15, 2015 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP

10.2	Third Amended and Restated Operation and Management Services and Secondment Agreement dated as of May 15, 2015 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC and Toledo Terminaling Company LLC

10.3	Delaware Pipeline Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware Pipeline Company LLC

10.4	Delaware City Truck Loading Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware City Logistics Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2015

PBF Logistics LP

By:	PBF Logistics GP LLC, its general partner

By:	/s/ Jeffrey Dill
Name:	Jeffrey Dill
Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated May 12, 2015, among PBF Logistics LP, PBF Logistics Finance Corporation, the Guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.

4.2	Form of 6.875% Senior Note (included as Exhibit A in Exhibit 4.1).

4.3	Registration Rights Agreement dated May 12, 2015, among PBF Logistics LP, PBF Logistics Finance Corporation and the Guarantors named therein and Deutsche Bank Trust Company Americas, as Trustee.

10.1	Third Amended and Restated Omnibus Agreement dated as of May 15, 2015 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP

10.2	Third Amended and Restated Operation and Management Services and Secondment Agreement dated as of May 15, 2015 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC and Toledo Terminaling Company LLC

10.3	Delaware Pipeline Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware Pipeline Company LLC

10.4	Delaware City Truck Loading Services Agreement dated as of May 15, 2015 among PBF Holding Company LLC and Delaware City Logistics Company LLC